UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: July 2, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on June 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                           Statement to Certificate Holders
                                  June 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      118,000,000.00     104,957,690.43     5,319,514.99    131,955.14   5,451,470.13      0.00       0.00       99,638,175.44
A2       88,000,000.00      75,841,914.80     4,958,869.91     84,247.73   5,043,117.64      0.00       0.00       70,883,044.89
A3       22,000,000.00      22,000,000.00             0.00     30,311.11      30,311.11      0.00       0.00       22,000,000.00
AR              100.00               0.00             0.00          0.00           0.00      0.00       0.00                0.00
M1       31,500,000.00      31,500,000.00             0.00     47,468.75      47,468.75      0.00       0.00       31,500,000.00
M2       22,500,000.00      22,500,000.00             0.00     48,437.50      48,437.50      0.00       0.00       22,500,000.00
B        18,000,000.00      18,000,000.00             0.00     48,050.00      48,050.00      0.00       0.00       18,000,000.00
P               100.00             100.00             0.00    117,026.06     117,026.06      0.00       0.00              100.00
X2                0.00               0.00             0.00          0.00           0.00      0.00       0.00                0.00
TOTALS  300,000,200.00     274,799,705.23    10,278,384.90    507,496.29  10,785,881.19      0.00       0.00      264,521,320.33

AIO     114,000,000.00     101,399,802.62             0.00    160,549.69     160,549.69         0.00    0.00       96,260,610.17
X1      300,000,000.00     278,067,823.55             0.00          0.00           0.00         0.00    0.00      269,171,533.76
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541Q5S7        889.47195280     45.08063551     1.11826390     46.19889941          844.39131729   A1        1.460000 %
A2      22541Q6B3        861.83994091     56.35079443     0.95736057     57.30815500          805.48914648   A2        1.290000 %
A3      22541Q6C1      1,000.00000000      0.00000000     1.37777773      1.37777773        1,000.00000000   A3        1.600000 %
AR      22541Q5U2          0.00000000      0.00000000     0.00000000      0.00000000            0.00000000   AR        9.488410 %
M1      22541Q5V0      1,000.00000000      0.00000000     1.50694444      1.50694444        1,000.00000000   M1        1.750000 %
M2      22541Q5W8      1,000.00000000      0.00000000     2.15277778      2.15277778        1,000.00000000   M2        2.500000 %
B       22541Q5X6      1,000.00000000      0.00000000     2.66944444      2.66944444        1,000.00000000   B         3.100000 %
P       22541Q5Y4      1,000.00000000      0.00000000         ######            ####        1,000.00000000   P         9.488410 %
TOTALS                   915.99840677     34.26126016     1.69165317     35.95291333          881.73714661

AIO     22541Q5T5        889.47195281      0.00000000     1.40833061      1.40833061          844.39131728   AIO       1.900000 %
X1      22541Q5Z1        926.89274517      0.00000000     0.00000000      0.00000000          897.23844587   X1        0.000000 %

-------------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                      Email: taoheed.agbabiaka@jpmorgan.com

Sec. 4.06(a)(i)               Principal Remittance Amount                                                               8,637,596.61

                              Scheduled Principal Payments                                                                285,491.48

                              Principal Prepayments                                                                     8,080,656.43

                              Curtailments                                                                                104,094.65

                              Curtailment Interest Adjustments                                                                199.55

                              Repurchase Principal                                                                        167,154.54

                              Substitution Amounts                                                                              0.00

                              Net Liquidation Proceeds                                                                          0.00

                              End of Pre-Funding Period Transfer                                                                0.00

                              Other Principal Adjustments                                                                      -0.04

                              Gross Interest                                                                            2,327,624.81

                              Recoveries from Prior Loss Determinations                                                         0.00

                              Reimbursements of Non-Recoverable Advances Previously Made                                   13,317.03

                              Recovery of Reimbursements Previously Deemed Non-Recoverable                                      0.00

Prepayment Penalties          Number of Loans with Respect to which Prepayment Penalties were Collected                           69

                              Balance of Loans with Respect to which Prepayment Penalties were Collected                3,032,266.34

                              Amount of Prepayment Penalties Collected                                                    117,025.27

Sec. 4.06(a)(iv)              Beginning Number of Loans Outstanding                                                            6,496

                              Beginning Aggregate Loan Balance                                                        278,067,823.56

                              Ending Number of Loans Outstanding                                                               6,323

                              Ending Aggregate Loan Balance                                                           269,171,533.76

Sec. 4.06(a)(v)               Servicing Fees (Including Credit Risk Manager Fees)                                         120,244.43

                              Trustee Fees                                                                                  2,317.23

Sec. 4.06(a)(vii)             Current Advances                                                                                   N/A

                              Aggregate Advances                                                                                 N/A

Section 4.06(a)(viii)         Delinquent Mortgage Loans
                                                     Group 1
                                                                                               Principal
                                                    Category              Number                Balance           Percentage
                                                    1 Month                        61             2,516,219.32              0.93 %
                                                    2 Month                        24             1,301,511.93              0.48 %
                                                    3 Month                        24             1,120,296.24              0.42 %
                                                     Total                        109             4,938,027.49              1.83 %

                              * Delinquent Bankruptcies are included in the table above.

                              Bankruptcies
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                              19              496,616.00                  0.18 %
                                                    * Only Current Bankruptcies are reflected in the table above.

                              Foreclosures
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Section 4.06(a)(xi)           REO Properties
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Section 4.06(a)(xii)          Current Realized Losses                                                                   258,693.19

                              Cumulative Realized Losses - Reduced by Recoveries                                        282,756.75

Sec. 4.06 (a)(xiv)            Amount on Deposit in Pre-Funding Account                                                        0.00

Sec. 4.06 (a)(xiv)            Capitalized Interest Requirement                                                                0.00

Sec. 4.06 (a)(xiv)            Weighted Average Net Mortgage Rate                                                         9.49712 %

Sec. 4.06 (a)(xiv)            Net Excess Spread                                                                          1.01136 %

Trigger Event                 Trigger Event Occurrence (Effective December 2006)                                                NO
                              (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                              Rolling 3 Month Delinquency Rate                                                           0.63236 %
                              Sr. Enhancement Percentage x 16%                                                           5.12574 %
                                                    OR
                              (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                              Cumulative Loss % of Original Aggregate Collateral Balance                                    0.00 %
                              Cumulative Loss Limit                                                                         8.00 %

O/C Reporting                 Targeted Overcollateralization Amount                                                  17,250,011.50
                              Ending Overcollateralization Amount                                                     4,650,213.43
                              Ending Overcollateralization Deficiency                                                12,599,798.07
                              Overcollateralization Release Amount                                                            0.00
                              Monthly Excess Interest                                                                 1,640,725.42
                              Payment to Class X-1                                                                            0.00



